UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2008

UFP Technologies, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-12648	04-2314970
(Commission File Number)	(I.R.S. Employer Identification No.)

172 East Main Street, Georgetown, MA	01833-2107
(Address of Principal Executive Offices)	(Zip Code)

(978) 352-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01           Completion of Acquisition or Disposition of Assets

As previously reported by UFP Technologies, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 18, 2008 (the “Initial Form 8-K”), the Company acquired Stephenson & Lawyer, Inc. (“S&L”) by way of a merger (the “Merger”) that was consummated on January 18, 2008.  Pursuant to the Merger, S&L Acquisition Corp. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of the Company, merged with and into S&L.  As a result of the Merger, the separate corporate existence of Merger Sub ceased and S&L continued as the surviving corporation in the Merger and as a wholly-owned subsidiary of the Company.

The foregoing summary description is not intended to be complete and is qualified in its entirety by the complete text of the Initial Form 8-K and the Agreement and Plan of Merger that was filed as an exhibit to the Initial Form 8-K, which are incorporated herein by reference.

This Current Report on Form 8-K/A is being filed as an amendment to the Initial Form 8-K to provide the financial statements and pro forma financial information that were omitted from the Initial Form 8-K as permitted by Item 9.01 of Form 8-K, which are filed as exhibits hereto and are incorporated into this Item 2.01 by reference.

Item 9.01            Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

The unaudited financial statements of S&L as of and for the three months ended September 30, 2007 are filed with this Form 8-K/A as Exhibit 99.1 and are incorporated herein by reference.  The audited financial statements of S&L as of and for the year ended June 30, 2007, and the related report of Carlin, Charron & Rosen LLP, the Company’s independent registered public accounting firm, are filed with this Form 8-K/A as Exhibit 99.2 and are incorporated herein by reference.

(b)        Pro Forma Financial Information.

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects for the acquisition of S&L. The unaudited pro forma condensed combined balance sheet of the Company and S&L as of September 30, 2007, the unaudited pro forma condensed  combined statement of operations of the Company and S&L for the nine months ended September 30, 2007, and the unaudited pro forma condensed combined  statement of operations of the Company and S&L for the year ended December 31, 2006 are filed with this Form 8-K/A as Exhibit 99.3 and are incorporated herein by reference. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on the dates indicated or what may result in the future.

(d) Exhibits.

Exhibit Number	Description
99.1	Stephenson & Lawyer, Inc. and Subsidiaries Unaudited Consolidated Financial Statements for the Three-Month Period
Ended September 30, 2007.
99.2	Stephenson & Lawyer, Inc. and Subsidiaries Consolidated Financial Statements for the Year Ended June 30, 2007.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2008		UFP TECHNOLOGIES, INC.

	By:	/s/ Ronald J. Lataille
Ronald J. Lataille, Chief Financial
Officer and Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Stephenson & Lawyer, Inc. and Subsidiaries Unaudited Consolidated Financial Statements for the Three-Month Period
Ended September 30, 2007.
99.2	Stephenson & Lawyer, Inc. and Subsidiaries Consolidated Financial Statements for the Year Ended June 30, 2007.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements